TCW FUNDS, INC.

SUPPLEMENT DATED AUGUST 28, 2008 TO

STATEMENT OF ADDITIONAL INFORMATION

February 29, 2008

(As Amended August 1, 2008)

The TCW Equities Fund is not available for investment.

At Page A-33, William C. Sonneborn is deleted as President and Chief Executive Officer and Ronald R. Redell substituted.

Ronald R. Redell (37)	President and Chief Executive Office, Managing Director, the Advisor, Trust Company of the West and TCW Asset Management Company.